                                                                SUB-ITEM 77Q1(E)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

     This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Insured Municipal Income Trust, Invesco California Quality Municipal Securities, Invesco High Yield Investments Fund, Inc., Invesco Insured California Municipal Securities, Invesco Insured Municipal Bond Trust, Invesco Insured Municipal Income Trust, Invesco Insured Municipal Securities, Invesco Insured Municipal Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Income Opportunities Trust II, Invesco Municipal Income Opportunities Trust III, Invesco Municipal Premium Income Trust, Invesco New York Quality Municipal Securities, Invesco Prime Income Trust, Invesco Quality Municipal Income Trust, Invesco Quality Municipal Investment Trust, Invesco Quality Municipal Securities and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

     For the Contractual Limits (listed in Exhibits A - D), the Trusts and Invesco agree until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding
(i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses;; and (vii) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A-D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

     For the Contractual Limits, each of the Trusts and Invesco agree to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     For the Voluntary Limits (listed in Exhibits A - D), the Trusts and Invesco agree that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Boards of Trustees. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

     It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
          AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
          AIM FUNDS GROUP (INVESCO FUNDS GROUP)
          AIM GROWTH SERIES (INVESCO GROWTH SERIES)
          AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
          AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
          AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
          AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES
          INVESCO HIGH YIELD INVESTMENTS FUND, INC.
          INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES
          INVESCO INSURED MUNICIPAL BOND TRUST
          INVESCO INSURED MUNICIPAL INCOME TRUST
          INVESCO INSURED MUNICIPAL SECURITIES
          INVESCO INSURED MUNICIPAL TRUST
          INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
          INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II
          INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III
          INVESCO MUNICIPAL PREMIUM INCOME TRUST
          INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES
          INVESCO PRIME INCOME TRUST
          INVESCO QUALITY MUNICIPAL INCOME TRUST
          INVESCO QUALITY MUNICIPAL INVESTMENT TRUST
          INVESCO QUALITY MUNICIPAL SECURITIES
          SHORT-TERM INVESTMENTS TRUST
          on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

          By:   /s/ John M. Zerr
              ------------------------------
          Title:  Senior Vice President


          INVESCO ADVISERS, INC.

          By:   /s/ John M. Zerr
              ------------------------------
          Title:  Senior Vice President
                                                           as of January 1, 2012
                          EXHIBIT "A" - RETAIL FUNDS(1)

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                         CONTRACTUAL/    EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY    LIMITATION        CURRENT LIMIT          DATE
----                                     -----------   ----------      -----------------     ----------
Invesco California
Tax-Free
Income Fund
     Class A Shares
     Class B Shares                      Contractual      0.85%        February 12, 2010    June 30, 2012
     Class C Shares                      Contractual      1.35%        February 12, 2010    June 30, 2012
     Class Y Shares                      Contractual      1.35%        February 12, 2010    June 30, 2012
                                         Contractual      0.60%        February 12, 2010    June 30, 2012
Invesco Core Plus
Bond Fund
     Class A Shares
     Class B Shares                      Contractual      0.75%          June 6, 2011       June 30, 2013
     Class C Shares                      Contractual      1.50%          June 6, 2011       June 30, 2013
     Class R Shares                      Contractual      1.50%          June 6, 2011       June 30, 2013
     Class Y Shares                      Contractual      1.00%          June 6, 2011       June 30, 2013
      Institutional Class Shares         Contractual      0.50%          June 6, 2011       June 30, 2013
                                         Contractual      0.50%          June 6, 2011       June 30, 2013
Invesco Equally-
Weighted S&P 500 Fund
     Class A Shares                      Contractual      0.75%        February 12, 2010    June 30, 2012
     Class B Shares                      Contractual      1.50%        February 12, 2010    June 30, 2012
     Class C Shares                      Contractual      1.50%        February 12, 2010    June 30, 2012
     Class R Shares                      Contractual      1.00%        February 12, 2010    June 30, 2012
     Class Y Shares                      Contractual      0.50%        February 12, 2010    June 30, 2012
Invesco Floating
Rate Fund
      Class A Shares
      Class C Shares                     Contractual      1.50%          April 14, 2006   December 31, 2012
      Class R Shares                     Contractual      2.00%          April 14, 2006   December 31, 2012
      Class Y Shares                     Contractual      1.75%          April 14, 2006   December 31, 2012
      Institutional Class Shares         Contractual      1.25%          October 3, 2008  December 31, 2012
                                         Contractual      1.25%          April 14, 2006   December 31, 2012
Invesco S&P
500 Index Fund
     Class A Shares                      Contractual      0.65%        February 12, 2010    June 30, 2012
     Class B Shares                      Contractual      1.40%        February 12, 2010    June 30, 2012
     Class C Shares                      Contractual      1.40%        February 12, 2010    June 30, 2012
     Class Y Shares                      Contractual      0.40%        February 12, 2010    June 30, 2012
Invesco Global
Real Estate Income Fund
     Class A Shares                      Contractual      2.00%          July 1, 2009     December 31, 2012
     Class B Shares                      Contractual      2.75%          July 1, 2009     December 31, 2012
     Class C Shares                      Contractual      2.75%          July 1, 2009     December 31, 2012
     Class Y Shares                      Contractual      1.75%          July 1, 2009     December 31, 2012
     Institutional Class Shares          Contractual      1.75%          July 1, 2009     December 31, 2012
Invesco Structured
Core Fund
     Class A Shares
     Class B Shares                      Contractual      1.00%          July 1, 2009       June 30, 2012
     Class C Shares                      Contractual      1.75%          July 1, 2009       June 30, 2012
     Class R Shares                      Contractual      1.75%          July 1, 2009       June 30, 2012
     Class Y Shares                      Contractual      1.25%          July 1, 2009       June 30, 2012
     Investor Class Shares               Contractual      0.75%          July 1, 2009       June 30, 2012
     Institutional Class Shares          Contractual      1.00%          July 1, 2009       June 30, 2012
                                         Contractual      0.75%          July 1, 2009       June 30, 2012
Invesco Van Kampen
American Franchise Fund
     Class A Shares                      Contractual      1.05%          May 23, 2011       June 30, 2013
     Class B Shares                      Contractual      1.22%(8)       May 23, 2011       June 30, 2013
     Class C Shares                      Contractual      1.80%          May 23, 2011       June 30, 2013
     Class R Shares                      Contractual      1.30%          May 23, 2011       June 30, 2013
     Class Y Shares                      Contractual      0.80%          May 23, 2011       June 30, 2013
     Institutional Class Shares          Contractual      0.80%          May 23, 2011       June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                           as of January 1, 2012

                                         CONTRACTUAL/    EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY    LIMITATION        CURRENT LIMIT          DATE
----                                     -----------   ----------      -----------------     ----------
Invesco Van Kampen
Equity and Income Fund
     Class A Shares
     Class B Shares                      Contractual      0.82%        February 12, 2010    June 30, 2012
     Class C Shares                      Contractual      0.95%(8)     February 12, 2010    June 30, 2012
     Class R Shares                      Contractual      1.57%        February 12, 2010    June 30, 2012
     Class Y Shares                      Contractual      1.07%        February 12, 2010    June 30, 2012
     Institutional Class Shares          Contractual      0.57%        February 12, 2010    June 30, 2012
                                         Contractual      0.57%        February 12, 2010    June 30, 2012
Invesco Van Kampen
Growth and Income Fund
     Class A Shares                      Contractual      0.88%        February 12, 2010    June 30, 2012
     Class B Shares                      Contractual      1.63%        February 12, 2010    June 30, 2012
     Class C Shares                      Contractual      1.63%        February 12, 2010    June 30, 2012
     Class R Shares                      Contractual      1.13%        February 12, 2010    June 30, 2012
     Class Y Shares                      Contractual      0.63%        February 12, 2010    June 30, 2012
     Institutional Class Shares          Contractual      0.63%        February 12, 2010    June 30, 2012
Invesco Van Kampen
Pennsylvania Tax Free Income
Fund
     Class A Shares                      Contractual      1.13%        February 12, 2010    June 30, 2012
     Class B Shares                      Contractual      1.88%        February 12, 2010    June 30, 2012
     Class C Shares                      Contractual      1.88%        February 12, 2010    June 30, 2012
     Class Y Shares                      Contractual      0.88%        February 12, 2010    June 30, 2012

Invesco Van Kampen
Small Cap Growth Fund
     Class A Shares                      Contractual      1.38%        February 12, 2010    June 30, 2012
     Class B Shares                      Contractual      2.13%        February 12, 2010    June 30, 2012
     Class C Shares                      Contractual      2.13%        February 12, 2010    June 30, 2012
     Class Y Shares                      Contractual      1.13%        February 12, 2010    June 30, 2012

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                         CONTRACTUAL/    EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY    LIMITATION        CURRENT LIMIT          DATE
----                                     -----------   ----------      -----------------     ----------
Invesco Capital
Development Fund
      Class A Shares                     Contractual      2.00%          July 1, 2009       February 28, 2013
      Class B Shares                     Contractual      2.75%          July 1, 2009       February 28, 2013
      Class C Shares                     Contractual      2.75%          July 1, 2009       February 28, 2013
      Class R Shares                     Contractual      2.25%          July 1, 2009       February 28, 2013
      Class Y Shares                     Contractual      1.75%          July 1, 2009       February 28, 2013
      Investor Class Shares              Contractual      2.00%          July 1, 2009       February 28, 2013
     Institutional Class Shares          Contractual      1.75%          July 1, 2009       February 28, 2013
Invesco Charter Fund
      Class A Shares                     Contractual      2.00%          July 1, 2009       February 28, 2013
      Class B Shares                     Contractual      2.75%          July 1, 2009       February 28, 2013
      Class C Shares                     Contractual      2.75%          July 1, 2009       February 28, 2013
      Class R Shares                     Contractual      2.25%          July 1, 2009       February 28, 2013
      Class S Shares                     Contractual      1.90%        September 25, 2009   February 28, 2013
      Class Y Shares                     Contractual      1.75%          July 1, 2009       February 28, 2013
     Institutional Class Shares          Contractual      1.75%          July 1, 2009       February 28, 2013
Invesco Constellation Fund
      Class A Shares
      Class B Shares                     Contractual      2.00%          July 1, 2009       February 28, 2013
      Class C Shares                     Contractual      2.75%          July 1, 2009       February 28, 2013
      Class R Shares                     Contractual      2.75%          July 1, 2009       February 28, 2013
      Class Y Shares                     Contractual      2.25%          July 1, 2009       February 28, 2013
      Institutional Class Shares         Contractual      1.75%          July 1, 2009       February 28, 2013
                                         Contractual      1.75%          July 1, 2009       February 28, 2013

See page 14 for footnotes to Exhibit A.

                                                           as of January 1, 2012

                                         CONTRACTUAL/    EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY    LIMITATION        CURRENT LIMIT          DATE
----                                     -----------   ----------      -----------------     ----------
Invesco Disciplined Equity Fund
      Class Y Shares
                                         Contractual      1.75%          July 14, 2009      February 28, 2013
Invesco Diversified Dividend Fund
      Class A Shares                     Contractual      0.95%          July 18, 2011        June 30, 2013
      Class B Shares                     Contractual      1.70%          July 18, 2011        June 30, 2013
      Class C Shares                     Contractual      1.70%          July 18, 2011        June 30, 2013
      Class R Shares                     Contractual      1.20%          July 18, 2011        June 30, 2013
      Class Y Shares                     Contractual      0.70%          July 18, 2011        June 30, 2013
      Investor Class Shares              Contractual      0.95%          July 18, 2011        June 30, 2013
      Institutional Class Shares         Contractual      0.70%          July 18, 2011        June 30, 2013
Invesco Summit Fund
      Class A Shares
      Class B Shares                     Contractual      2.00%          July 1, 2009       February 28, 2013
      Class C Shares                     Contractual      2.75%          July 1, 2009       February 28, 2013
      Class P Shares                     Contractual      2.75%          July 1, 2009       February 28, 2013
      Class S Shares                     Contractual      1.85%          July 1, 2009       February 28, 2013
      Class Y Shares                     Contractual      1.90%        September 25, 2009   February 28, 2013
     Institutional Class Shares          Contractual      1.75%          July 1, 2009       February 28, 2013
                                         Contractual      1.75%          July 1, 2009       February 28, 2013

                   AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                         CONTRACTUAL/    EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY    LIMITATION        CURRENT LIMIT          DATE
----                                     -----------   ----------      -----------------     ----------
Invesco European
Small Company Fund
      Class A Shares                     Contractual      2.25%          July 1, 2009       April 30, 2013
      Class B Shares                     Contractual      3.00%          July 1, 2009       April 30, 2013
      Class C Shares                     Contractual      3.00%          July 1, 2009       April 30, 2013
      Class Y Shares                     Contractual      2.00%          July 1, 2009       April 30, 2013
Invesco Global Core Equity Fund
      Class A Shares
      Class B Shares                     Contractual      1.25%          May 23, 2011        June 30, 2013
      Class C Shares                     Contractual      1.52%(8)       May 23, 2011        June 30, 2013
      Class R Shares                     Contractual      2.00%          May 23, 2011        June 30, 2013
      Class Y Shares                     Contractual      1.50%          May 23, 2011        June 30, 2013
      Institutional Class Shares         Contractual      1.00%          May 23, 2011        June 30, 2013
                                         Contractual      1.00%          May 23, 2011        June 30, 2013
Invesco InternationalSmall Company Fund
      Class A Shares
      Class B Shares                     Contractual      2.25%          July 1, 2009       April 30, 2013
      Class C Shares                     Contractual      3.00%          July 1, 2009       April 30, 2013
      Class Y Shares                     Contractual      3.00%          July 1, 2009       April 30, 2013
 Institutional Class Shares              Contractual      2.00%          July 1, 2009       April 30, 2013
                                         Contractual      2.00%          July 1, 2009       April 30, 2013
Invesco Small Cap Equity Fund
      Class A Shares
      Class B Shares                     Contractual      2.00%          July 1, 2009       April 30, 2013
      Class C Shares                     Contractual      2.75%          July 1, 2009       April 30, 2013
      Class R Shares                     Contractual      2.75%          July 1, 2009       April 30, 2013
      Class Y Shares                     Contractual      2.25%          July 1, 2009       April 30, 2013
      Institutional Class Shares         Contractual      1.75%          July 1, 2009       April 30, 2013
                                         Contractual      1.75%          July 1, 2009       April 30, 2013

See page 14 for footnotes to Exhibit A.

                                                           as of January 1, 2012

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                         CONTRACTUAL/    EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY    LIMITATION        CURRENT LIMIT          DATE
----                                     -----------   ----------      -----------------     ----------
Invesco Balanced-Risk
Retirement 2020 Fund(2)
       Class A Shares                    Contractual      0.25%         November 4, 2009    April 30, 2013
       Class A5 Shares                   Contractual      0.25%        February 12, 2010    April 30, 2013
       Class B Shares                    Contractual      1.00%         November 4, 2009    April 30, 2013
       Class C Shares                    Contractual      1.00%         November 4, 2009    April 30, 2013
       Class C5 Shares                   Contractual      1.00%        February 12, 2010    April 30, 2013
       Class R Shares                    Contractual      0.50%         November 4, 2009    April 30, 2013
       Class R5 Shares                   Contractual      0.50%        February 12, 2010    April 30, 2013
       Class Y Shares                    Contractual      0.00%         November 4, 2009    April 30, 2013
       Institutional Class Shares        Contractual      0.00%         November 4, 2009    April 30, 2013
Invesco Balanced-Risk
Retirement 2030 Fund(3)
       Class A Shares                    Contractual      0.25%         November 4, 2009    April 30, 2013
       Class A5 Shares                   Contractual      0.25%        February 12, 2010    April 30, 2013
       Class B Shares                    Contractual      1.00%         November 4, 2009    April 30, 2013
       Class C Shares                    Contractual      1.00%         November 4, 2009    April 30, 2013
       Class C5 Shares                   Contractual      1.00%        February 12, 2010    April 30, 2013
       Class R Shares                    Contractual      0.50%         November 4, 2009    April 30, 2013
       Class R5 Shares                   Contractual      0.50%        February 12, 2010    April 30, 2013
       Class Y Shares                    Contractual      0.00%         November 4, 2009    April 30, 2013
       Institutional Class Shares        Contractual      0.00%         November 4, 2009    April 30, 2013

Invesco Balanced-Risk
Retirement 2040 Fund(4)
       Class A Shares                    Contractual      0.25%         November 4, 2009    April 30, 2013
       Class A5 Shares                   Contractual      0.25%        February 12, 2010    April 30, 2013
       Class B Shares                    Contractual      1.00%         November 4, 2009    April 30, 2013
       Class C Shares                    Contractual      1.00%         November 4, 2009    April 30, 2013
       Class C5 Shares                   Contractual      1.00%        February 12, 2010    April 30, 2013
       Class R Shares                    Contractual      0.50%         November 4, 2009    April 30, 2013
       Class R5 Shares                   Contractual      0.50%        February 12, 2010    April 30, 2013
       Class Y Shares                    Contractual      0.00%         November 4, 2009    April 30, 2013
       Institutional Class Shares        Contractual      0.00%         November 4, 2009    April 30, 2013
Invesco Balanced-Risk
Retirement 2050 Fund(5)
       Class A Shares                    Contractual      0.25%         November 4, 2009    April 30, 2013
       Class A5 Shares                   Contractual      0.25%        February 12, 2010    April 30, 2013
       Class B Shares                    Contractual      1.00%         November 4, 2009    April 30, 2013
       Class C Shares                    Contractual      1.00%         November 4, 2009    April 30, 2013
       Class C5 Shares                   Contractual      1.00%        February 12, 2010    April 30, 2013
       Class R Shares                    Contractual      0.50%         November 4, 2009    April 30, 2013
       Class R5 Shares                   Contractual      0.50%        February 12, 2010    April 30, 2013
       Class Y Shares                    Contractual      0.00%         November 4, 2009    April 30, 2013
       Institutional Class Shares        Contractual      0.00%         November 4, 2009    April 30, 2013

Invesco Balanced-Risk
Retirement Now Fund(6)
       Class A Shares                    Contractual      0.25%         November 4, 2009    April 30, 2013
       Class A5 Shares                   Contractual      0.25%        February 12, 2010    April 30, 2013
       Class B Shares                    Contractual      1.00%         November 4, 2009    April 30, 2013
       Class C Shares                    Contractual      1.00%         November 4, 2009    April 30, 2013
       Class C5 Shares                   Contractual      1.00%        February 12, 2010    April 30, 2013
       Class R Shares                    Contractual      0.50%         November 4, 2009    April 30, 2013
       Class R5 Shares                   Contractual      0.50%        February 12, 2010    April 30, 2013
       Class Y Shares                    Contractual      0.00%         November 4, 2009    April 30, 2013
       Institutional Class Shares        Contractual      0.00%         November 4, 2009    April 30, 2013

See page 14 for footnotes to Exhibit A.

                                                           as of January 1, 2012

                                         CONTRACTUAL/    EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY    LIMITATION        CURRENT LIMIT          DATE
----                                     -----------   ----------      -----------------     ----------
Invesco Convertible
Securities Fund
       Class A Shares                    Contractual      1.11%          May 23, 2011        June 30, 2012
       Class B Shares                    Contractual      1.86%          May 23, 2011        June 30, 2012
       Class C Shares                    Contractual      1.86%          May 23, 2011        June 30, 2012
       Class Y Shares                    Contractual      0.86%          May 23, 2011        June 30, 2012
       Institutional Class Shares        Contractual      0.86%          May 23, 2011        June 30, 2012
Invesco Global Equity Fund
       Class A Shares                    Contractual      2.25%          July 1, 2009       April 30, 2013
       Class B Shares                    Contractual      3.00%          July 1, 2009       April 30, 2013
       Class C Shares                    Contractual      3.00%          July 1, 2009       April 30, 2013
       Class R Shares                    Contractual      2.50%          July 1, 2009       April 30, 2013
       Class Y Shares                    Contractual      2.00%          July 1, 2009       April 30, 2013
       Institutional Class Shares        Contractual      2.00%          July 1, 2009       April 30, 2013
Invesco Growth Allocation Fund
       Class A Shares                    Contractual      0.37%          June 6, 2011        June 30, 2012
       Class B Shares                    Contractual      1.12%          June 6, 2011        June 30, 2012
       Class C Shares                    Contractual      1.12%          June 6, 2011        June 30, 2012
       Class R Shares                    Contractual      0.62%          June 6, 2011        June 30, 2012
       Class S Shares                    Contractual      0.27%          June 6, 2011        June 30, 2012
       Class Y Shares                    Contractual      0.12%          June 6, 2011        June 30, 2012
       Institutional Class Shares        Contractual      0.12%          June 6, 2011        June 30, 2012

Invesco Income Allocation Fund                                            May 1, 2012
       Class A Shares                    Contractual      0.25%           May 1, 2012       April 30, 2013
       Class B Shares                    Contractual      1.00%           May 1, 2012       April 30, 2013
       Class C Shares                    Contractual      1.00%           May 1, 2012       April 30, 2013
       Class R Shares                    Contractual      0.50%           May 1, 2012       April 30, 2013
       Class Y Shares                    Contractual      0.00%           May 1, 2012       April 30, 2013
       Institutional Class Shares        Contractual      0.00%                             April 30, 2013

Invesco International Allocation Fund
       Class A Shares                    Contractual      0.43%          July 1, 2009       April 30, 2012
       Class B Shares                    Contractual      1.18%          July 1, 2009       April 30, 2012
       Class C Shares                    Contractual      1.18%          July 1, 2009       April 30, 2012
       Class R Shares                    Contractual      0.68%          July 1, 2009       April 30, 2012
       Class Y Shares                    Contractual      0.18%          July 1, 2009       April 30, 2012
       Institutional Class Shares        Contractual      0.18%          July 1, 2009       April 30, 2012

Invesco Mid Cap Core Equity Fund
       Class A Shares                    Contractual      2.00%          July 1, 2009       April 30, 2013
       Class B Shares                    Contractual      2.75%          July 1, 2009       April 30, 2013
       Class C Shares                    Contractual      2.75%          July 1, 2009       April 30, 2013
       Class R Shares                    Contractual      2.25%          July 1, 2009       April 30, 2013
       Class Y Shares                    Contractual      1.75%          July 1, 2009       April 30, 2013
      Institutional Class Shares         Contractual      1.75%          July 1, 2009       April 30, 2013
Invesco Moderate Allocation Fund
       Class A Shares                    Contractual      0.37%          July 1, 2009        June 30, 2012
       Class B Shares                    Contractual      1.12%          July 1, 2009        June 30, 2012
       Class C Shares                    Contractual      1.12%          July 1, 2009        June 30, 2012
       Class R Shares                    Contractual      0.62%          July 1, 2009        June 30, 2012
       Class S Shares                    Contractual      0.27%        September 25, 2009    June 30, 2012
       Class Y Shares                    Contractual      0.12%          July 1, 2009        June 30, 2012
       Institutional Class Shares        Contractual      0.12%          July 1, 2009        June 30, 2012

Invesco Conservative Allocation Fund
       Class A Shares                    Contractual      0.39%          July 1, 2009        June 30, 2012
       Class B Shares                    Contractual      1.14%          July 1, 2009        June 30, 2012
       Class C Shares                    Contractual      1.14%          July 1, 2009        June 30, 2012
       Class R Shares                    Contractual      0.64%          July 1, 2009        June 30, 2012
       Class S Shares                    Contractual      0.29%          June 6, 2011        June 30, 2012
       Class Y Shares                    Contractual      0.14%          July 1, 2009        June 30, 2012
       Institutional Class Shares        Contractual      0.14%          July 1, 2009        June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                           as of January 1, 2012

                                         CONTRACTUAL/    EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY    LIMITATION        CURRENT LIMIT          DATE
----                                     -----------   ----------      -----------------     ----------
Invesco Small Cap Growth Fund
       Class A Shares                    Contractual      2.00%          July 1, 2009       April 30, 2013
       Class B Shares                    Contractual      2.75%          July 1, 2009       April 30, 2013
       Class C Shares                    Contractual      2.75%          July 1, 2009       April 30, 2013
       Class R Shares                    Contractual      2.25%          July 1, 2009       April 30, 2013
       Class Y Shares                    Contractual      1.75%          July 1, 2009       April 30, 2013
       Investor Class Shares             Contractual      2.00%          July 1, 2009       April 30, 2013
       Institutional Class Shares        Contractual      1.75%          July 1, 2009       April 30, 2013


Invesco Van Kampen Leaders Fund
       Class A Shares                    Contractual      0.50%        February 12, 2010     June 30, 2012
       Class B Shares                    Contractual      1.25%        February 12, 2010     June 30, 2012
       Class C Shares                    Contractual      1.25%        February 12, 2010     June 30, 2012
       Class Y Shares                    Contractual      0.25%        February 12, 2010     June 30, 2012


Invesco Van Kampen U.S. Mortgage Fund
       Class A Shares                    Contractual      0.96%        February 12, 2010     June 30, 2012
       Class B Shares                    Contractual      1.71%        February 12, 2010     June 30, 2012
       Class C Shares                    Contractual      1.71%        February 12, 2010     June 30, 2012
       Class Y Shares                    Contractual      0.71%        February 12, 2010     June 30, 2012
       Institutional Class Shares        Contractual      0.71%        February 12, 2010     June 30, 2012

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                         CONTRACTUAL/    EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY    LIMITATION        CURRENT LIMIT          DATE
----                                     -----------   ----------      -----------------     ----------
Invesco Asia Pacific
Growth Fund
       Class A Shares                    Contractual      2.25%           July 1, 2009       February 28, 2013
       Class B Shares                    Contractual      3.00%           July 1, 2009       February 28, 2013
       Class C Shares                    Contractual      3.00%           July 1, 2009       February 28, 2013
       Class Y Shares                    Contractual      2.00%           July 1, 2009       February 28, 2013
Invesco European
Growth Fund
       Class A Shares                    Contractual      2.25%           July 1, 2009       February 28, 2013
       Class B Shares                    Contractual      3.00%           July 1, 2009       February 28, 2013
       Class C Shares                    Contractual      3.00%           July 1, 2009       February 28, 2013
       Class R Shares                    Contractual      2.50%           July 1, 2009       February 28, 2013
       Class Y Shares                    Contractual      2.00%           July 1, 2009       February 28, 2013
       Investor Class Shares             Contractual      2.25%           July 1, 2009       February 28, 2013
Invesco Global
Growth Fund
       Class A Shares                    Contractual      1.32%        December 19, 2011     December 31, 2012
       Class B Shares                    Contractual      2.07%        December 19, 2011     December 31, 2012
       Class C Shares                    Contractual      2.07%        December 19, 2011     December 31, 2012
       Class Y Shares                    Contractual      1.07%        December 19, 2011     December 31, 2012
Institutional Class Shares               Contractual      1.07%        December 19, 2011     December 31, 2012
Invesco Global Small
& Mid Cap Growth Fund
       Class A Shares                    Contractual      2.25%           July 1, 2009       February 28, 2013
       Class B Shares                    Contractual      3.00%           July 1, 2009       February 28, 2013
       Class C Shares                    Contractual      3.00%           July 1, 2009       February 28, 2013
       Class Y Shares                    Contractual      2.00%           July 1, 2009       February 28, 2013
       Institutional Class Shares        Contractual      2.00%           July 1, 2009       February 28, 2013
Invesco International
Core Equity Fund
       Class A Shares                    Contractual      2.25%           July 1, 2009       February 28, 2013
       Class B Shares                    Contractual      3.00%           July 1, 2009       February 28, 2013
       Class C Shares                    Contractual      3.00%           July 1, 2009       February 28, 2013
       Class R Shares                    Contractual      2.50%           July 1, 2009       February 28, 2013
       Class Y Shares                    Contractual      2.00%           July 1, 2009       February 28, 2013
       Investor Class Shares             Contractual      2.25%           July 1, 2009       February 28, 2013
       Institutional Class Shares        Contractual      2.00%           July 1, 2009       February 28, 2013

See page 14 for footnotes to Exhibit A.

                                                           as of January 1, 2012


                                         CONTRACTUAL/    EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY    LIMITATION        CURRENT LIMIT          DATE
----                                     -----------   ----------      -----------------     ----------
Invesco International
Growth Fund
       Class A Shares                    Contractual      1.40%           May 23, 2011         June 30, 2013
       Class B Shares                    Contractual      2.15%           May 23, 2011         June 30, 2013
       Class C Shares                    Contractual      2.15%           May 23, 2011         June 30, 2013
       Class R Shares                    Contractual      1.65%           May 23, 2011         June 30, 2013
       Class Y Shares                    Contractual      1.15%           May 23, 2011         June 30, 2013
      Institutional Class Shares         Contractual      1.15%           May 23, 2011         June 30, 2013

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                         CONTRACTUAL/    EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY    LIMITATION        CURRENT LIMIT          DATE
----                                     -----------   ----------      -----------------     ----------
Invesco Balanced-Risk
Allocation Fund(7)
      Class A Shares                     Contractual      1.04%        November 4, 2009   February 28, 2012
      Class B Shares                     Contractual      1.79%        November 4, 2009   February 28, 2012
      Class C Shares                     Contractual      1.79%        November 4, 2009   February 28, 2012
      Class R Shares                     Contractual      1.29%        November 4, 2009   February 28, 2012
      Class Y Shares                     Contractual      0.79%        November 4, 2009   February 28, 2012
      Institutional Class Shares         Contractual      0.79%        November 4, 2009   February 28, 2012
Invesco Balanced-Risk
Commodity Strategy Fund(10)
      Class A Shares                     Contractual      1.22%        November 29, 2010  February 28, 2013
      Class B Shares                     Contractual      1.97%        November 29, 2010  February 28, 2013
      Class C Shares                     Contractual      1.97%        November 29, 2010  February 28, 2013
      Class R Shares                     Contractual      1.47%        November 29, 2010  February 28, 2013
      Class Y Shares                     Contractual      0.97%        November 29, 2010  February 28, 2013
      Institutional Class Shares         Contractual      0.97%        November 29, 2010  February 28, 2013
Invesco China Fund
      Class A Shares                     Contractual      2.25%          July 1, 2009     February 28, 2013
      Class B Shares                     Contractual      3.00%          July 1, 2009     February 28, 2013
      Class C Shares                     Contractual      3.00%          July 1, 2009     February 28, 2013
      Class Y Shares                     Contractual      2.00%          July 1, 2009     February 28, 2013
      Institutional Class Shares         Contractual      2.00%          July 1, 2009     February 28, 2013
Invesco Commodities
Strategy Fund(11)
      Class A Shares                     Contractual      1.25%        February 12, 2010    June 30, 2012
      Class B Shares                     Contractual      2.00%        February 12, 2010    June 30, 2012
      Class C Shares                     Contractual      2.00%        February 12, 2010    June 30, 2012
      Class R Shares                     Contractual      1.50%        February 12, 2010    June 30, 2012
      Class Y Shares                     Contractual      1.00%        February 12, 2010    June 30, 2012
      Institutional Class Shares         Contractual      1.00%        February 12, 2010    June 30, 2012
Invesco Developing
Markets Fund
      Class A Shares                     Contractual      2.10%          May 23, 2011       June 30, 2012
      Class B Shares                     Contractual      2.85%          May 23, 2011       June 30, 2012
      Class C Shares                     Contractual      2.85%          May 23, 2011       June 30, 2012
      Class Y Shares                     Contractual      1.85%          May 23, 2011       June 30, 2012
      Institutional Class Shares         Contractual      1.85%          May 23, 2011       June 30, 2012
Invesco Emerging
Markets Equity Fund
      Class A Shares                     Contractual      1.85%          May 11, 2011     February 28, 2013
      Class C Shares                     Contractual      2.60%          May 11, 2011     February 28, 2013
      Class R Shares                     Contractual      2.10%          May 11, 2011     February 28, 2013
      Class Y Shares                     Contractual      1.60%          May 11, 2011     February 28, 2013
      Institutional Class Shares         Contractual      1.60%          May 11, 2011     February 28, 2013
Invesco Emerging
Market Local Currency
Debt Fund
      Class A Shares                     Contractual      1.24%          June 14, 2010    February 28, 2013
      Class B Shares                     Contractual      1.99%          June 14, 2010    February 28, 2013
      Class C Shares                     Contractual      1.99%          June 14, 2010    February 28, 2013
      Class R Shares                     Contractual      1.49%          June 14, 2010    February 28, 2013
      Class Y Shares                     Contractual      0.99%          June 14, 2010    February 28, 2013
      Institutional Class Shares         Contractual      0.99%          June 14, 2010    February 28, 2013

See page 14 for footnotes to Exhibit A.

                                                           as of January 1, 2012

                                         CONTRACTUAL/    EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY    LIMITATION        CURRENT LIMIT          DATE
----                                     -----------   ----------      -----------------     ----------
Invesco Endeavor Fund
      Class A Shares                     Contractual      2.00%          July 1, 2009     February 28, 2013
      Class B Shares                     Contractual      2.75%          July 1, 2009     February 28, 2013
      Class C Shares                     Contractual      2.75%          July 1, 2009     February 28, 2013
      Class R Shares                     Contractual      2.25%          July 1, 2009     February 28, 2013
      Class Y Shares                     Contractual      1.75%          July 1, 2009     February 28, 2013
      Institutional Class Shares         Contractual      1.75%          July 1, 2009     February 28, 2013
Invesco Global Health Care Fund
      Class A Shares                     Contractual      1.65%          May 23, 2011       June 30, 2012
      Class B Shares                     Contractual      2.40%          May 23, 2011       June 30, 2012
      Class C Shares                     Contractual      2.40%          May 23, 2011       June 30, 2012
      Class Y Shares                     Contractual      1.40%          May 23, 2011       June 30, 2012
      Investor Class Shares              Contractual      1.65%          May 23, 2011       June 30, 2012
Invesco International Total Return Fund
      Class A Shares
      Class B Shares                     Contractual      1.10%          March 31, 2006   February 28, 2013
      Class C Shares                     Contractual      1.85%          March 31, 2006   February 28, 2013
      Class Y Shares                     Contractual      1.85%          March 31, 2006   February 28, 2013
      Institutional Class Shares         Contractual      0.85%         October 3, 2008   February 28, 2013
                                         Contractual      0.85%          March 31, 2006   February 28, 2013
Invesco Pacific Growth Fund
      Class A Shares
      Class B Shares                     Contractual      1.88%        February 12, 2010    June 30, 2012
      Class C Shares                     Contractual      2.63%        February 12, 2010    June 30, 2012
      Class R Shares                     Contractual      2.63%        February 12, 2010    June 30, 2012
      Class Y Shares                     Contractual      2.13%        February 12, 2010    June 30, 2012
      Institutional Class Shares         Contractual      1.63%        February 12, 2010    June 30, 2012
                                         Contractual      1.63%          May 23, 2011       June 30, 2012
Invesco Premium Income Fund
      Class A Shares                     Contractual      0.89%        December 13, 2011  February 28, 2013
      Class C Shares                     Contractual      1.64%        December 13, 2011  February 28, 2013
      Class R Shares                     Contractual      1.14%        December 13, 2011  February 28, 2013
      Class Y Shares                     Contractual      0.64%        December 13, 2011  February 28, 2013
      Institutional Class Shares         Contractual      0.64%        December 13, 2011  February 28, 2013
Invesco Small Companies Fund
      Class A Shares                     Contractual      2.00%          July 1, 2009     February 28, 2013
      Class B Shares                     Contractual      2.75%          July 1, 2009     February 28, 2013
      Class C Shares                     Contractual      2.75%          July 1, 2009     February 28, 2013
      Class R Shares                     Contractual      2.25%          July 1, 2009     February 28, 2013
      Class Y Shares                     Contractual      1.75%          July 1, 2009     February 28, 2013
      Institutional Class Shares         Contractual      1.75%          July 1, 2009     February 28, 2013

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                         CONTRACTUAL/    EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY    LIMITATION        CURRENT LIMIT          DATE
----                                     -----------   ----------      -----------------     ----------
Invesco Dynamics Fund
      Class A Shares                     Contractual      2.00%           July 1, 2009      June 30, 2012
      Class B Shares                     Contractual      2.75%           July 1, 2009      June 30, 2012
      Class C Shares                     Contractual      2.75%           July 1, 2009      June 30, 2012
      Class R Shares                     Contractual      2.25%           July 1, 2009      June 30, 2012
      Class Y Shares                     Contractual      1.75%           July 1, 2009      June 30, 2012
      Investor Class Shares              Contractual      2.00%           July 1, 2009      June 30, 2012
      Institutional Class Shares         Contractual      1.75%           July 1, 2009      June 30, 2012
Invesco Global Real
Estate Fund
      Class A Shares                     Contractual      2.00%           July 1, 2009      June 30, 2012
      Class B Shares                     Contractual      2.75%           July 1, 2009      June 30, 2012
      Class C Shares                     Contractual      2.75%           July 1, 2009      June 30, 2012
      Class R Shares                     Contractual      2.25%           July 1, 2009      June 30, 2012
      Class Y Shares                     Contractual      1.75%           July 1, 2009      June 30, 2012
      Institutional Class Shares         Contractual      1.75%           July 1, 2009      June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                           as of January 1, 2012

                                         CONTRACTUAL/    EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY    LIMITATION        CURRENT LIMIT          DATE
----                                     -----------   ----------      -----------------     ----------
Invesco High
Yield Fund
      Class A Shares
      Class B Shares                     Contractual      0.89%           June 6, 2011      June 30, 2013
      Class C Shares                     Contractual      1.64%           June 6, 2011      June 30, 2013
      Class Y Shares                     Contractual      1.64%           June 6, 2011      June 30, 2013
      Investor Class Shares              Contractual      0.64%           June 6, 2011      June 30, 2013
      Institutional Class Shares         Contractual      0.89%           June 6, 2011      June 30, 2013
                                         Contractual      0.64%           June 6, 2011      June 30, 2013
Invesco High Yield
Securities Fund
      Class A Shares                     Contractual      2.13%         February 12, 2010   June 30, 2012
      Class B Shares                     Contractual      2.63%         February 12, 2010   June 30, 2012
      Class C Shares                     Contractual      2.73%         February 12, 2010   June 30, 2012
      Class Y Shares                     Contractual      1.88%         February 12, 2010   June 30, 2012
Invesco Municipal
Bond Fund
      Class A Shares                     Contractual      0.70%           July 1, 2011      June 30, 2012
      Class B Shares                     Contractual      1.45%           July 1, 2011      June 30, 2012
      Class C Shares                     Contractual      1.45%           July 1, 2011      June 30, 2012
      Class Y Shares                     Contractual      0.45%           July 1, 2011      June 30, 2012
      Investor Class Shares              Contractual      0.70%           July 1, 2011      June 30, 2012
Invesco Real
Estate Fund
      Class A Shares                     Contractual      1.55%           May 23, 2011      June 30, 2012
      Class B Shares                     Contractual      2.30%           May 23, 2011      June 30, 2012
      Class C Shares                     Contractual      2.30%           May 23, 2011      June 30, 2012
      Class R Shares                     Contractual      1.80%           May 23, 2011      June 30, 2012
      Class Y Shares                     Contractual      1.30%           May 23, 2011      June 30, 2012
      Investor Class Shares              Contractual      1.55%           May 23, 2011      June 30, 2012
      Institutional Class Shares         Contractual      1.30%           May 23, 2011      June 30, 2012
Invesco Short
Term Bond Fund
      Class A Shares                     Contractual      0.56%           June 6, 2011      June 30, 2013
      Class C Shares                     Contractual      0.91%(8)       March 4, 2009      June 30, 2013
      Class R Shares                     Contractual      0.91%          March 4, 2009      June 30, 2013
      Class Y Shares                     Contractual      0.41%          March 4, 2009      June 30, 2013
      Institutional Class Shares         Contractual      0.41%          March 4, 2009      June 30, 2013
Invesco U.S
.. Government Fund
      Class A Shares                     Contractual      1.03%           June 6, 2011      June 30, 2012
      Class B Shares                     Contractual      1.78%           June 6, 2011      June 30, 2012
      Class C Shares                     Contractual      1.78%           June 6, 2011      June 30, 2012
      Class R Shares                     Contractual      1.28%           June 6, 2011      June 30, 2012
      Class Y Shares                     Contractual      0.78%           June 6, 2011      June 30, 2012
      Investor Class Shares              Contractual      1.03%           June 6, 2011      June 30, 2012
      Institutional Class Shares         Contractual      0.78%           June 6, 3011      June 30, 2012
Invesco Van Kampen
Corporate Bond Fund
      Class A Shares                     Contractual      0.95%         February 12, 2010   June 30, 2012
      Class B Shares                     Contractual      1.29%(8)        June 6, 2011      June 30, 2012
      Class C Shares                     Contractual      1.65%(8)        June 6, 2011      June 30, 2012
      Class R Shares                     Contractual      1.20%           June 6, 2011      June 30, 2012
      Class Y Shares                     Contractual      0.70%         February 12, 2010   June 30, 2012
      Institutional Class Shares         Contractual      0.70%         February 12, 2010   June 30, 2012

                     AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                         CONTRACTUAL/    EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY    LIMITATION        CURRENT LIMIT          DATE
----                                     -----------   ----------      -----------------     ----------
Invesco Energy Fund
      Class A Shares                     Contractual      2.00%          July 1, 2009     August 31, 2012
      Class B Shares                     Contractual      2.75%          July 1, 2009     August 31, 2012
      Class C Shares                     Contractual      2.75%          July 1, 2009     August 31, 2012
      Class Y Shares                     Contractual      1.75%          July 1, 2009     August 31, 2012
      Investor Class Shares              Contractual      2.00%          July 1, 2009     August 31, 2012
      Institutional Class Shares         Contractual      1.75%          July 1, 2009     August 31, 2012

See page 14 for footnotes to Exhibit A.

                                                           as of January 1, 2012

                                         CONTRACTUAL/    EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY    LIMITATION        CURRENT LIMIT          DATE
----                                     -----------   ----------      -----------------     ----------
Invesco Gold & Precious Metals Fund
      Class A Shares                     Contractual      2.00%           July 1, 2009     August 31, 2012
      Class B Shares                     Contractual      2.75%           July 1, 2009     August 31, 2012
      Class C Shares                     Contractual      2.75%           July 1, 2009     August 31, 2012
      Class Y Shares                     Contractual      1.75%           July 1, 2009     August 31, 2012
      Investor Class Shares              Contractual      2.00%           July 1, 2009     August 31, 2012
Invesco Leisure Fund
      Class A Shares
      Class B Shares                     Contractual      2.00%           July 1, 2009     August 31, 2012
      Class C Shares                     Contractual      2.75%           July 1, 2009     August 31, 2012
      Class R Shares                     Contractual      2.75%           July 1, 2009     August 31, 2012
      Class Y Shares                     Contractual      2.25%           July 1, 2009     August 31, 2012
      Investor Class Shares              Contractual      1.75%           July 1, 2009     August 31, 2012
                                         Contractual      2.00%           July 1, 2009     August 31, 2012
Invesco Technology Fund
      Class A Shares
      Class B Shares                     Contractual      1.76%           May 23, 2011       June 30, 2012
      Class C Shares                     Contractual      2.51%           May 23, 2011       June 30, 2012
      Class Y Shares                     Contractual      2.51%           May 23, 2011       June 30, 2012
      Investor Class Shares              Contractual      1.51%           May 23, 2011       June 30, 2012
      Institutional Class Shares         Contractual      1.76%           May 23, 2011       June 30, 2012
                                         Contractual      1.51%           May 23, 2011       June 30, 2012
Invesco Technology Sector Fund
      Class A Shares
      Class B Shares                     Contractual      2.00%         February 12, 2010    June 30, 2012
      Class C Shares                     Contractual      2.75%         February 12, 2010    June 30, 2012
      Class Y Shares                     Contractual      2.75%         February 12, 2010    June 30, 2012
                                         Contractual      1.75%         February 12, 2010    June 30, 2012
Invesco U.S. Mid Cap Value Fund
      Class A Shares
      Class B Shares                     Contractual      1.27%         February 12, 2010    June 30, 2012
      Class C Shares                     Contractual      2.02%         February 12, 2010    June 30, 2012
      Class Y Shares                     Contractual      2.02%         February 12, 2010    June 30, 2012
                                         Contractual      1.02%         February 12, 2010    June 30, 2012
Invesco Utilities Fund
      Class A Shares                     Contractual      1.32%           May 23, 2011       June 30, 2013
      Class B Shares                     Contractual      2.07%           May 23, 2011       June 30, 2013
      Class C Shares                     Contractual      2.07%           May 23, 2011       June 30, 2013
      Class Y Shares                     Contractual      1.07%           May 23, 2011       June 30, 2013
      Investor Class Shares              Contractual      1.32%           May 23, 2011       June 30, 2013
      Institutional Class Shares         Contractual      1.07%           May 23, 2011       June 30, 2013

Invesco Van Kampen American Value Fund
      Class A Shares                     Contractual      1.41%         February 12, 2010    June 30, 2012
      Class B Shares                     Contractual      1.65%(8)        May 23, 2011       June 30, 2012
      Class C Shares                     Contractual      2.16%         February 12, 2010    June 30, 2012
      Class R Shares                     Contractual      1.66%         February 12, 2010    June 30, 2012
      Class Y Shares                     Contractual      1.16%         February 12, 2010    June 30, 2012
      Institutional Class Shares         Contractual      1.16%         February 12, 2010    June 30, 2012
Invesco Van Kampen Comstock Fund
      Class A Shares
      Class B Shares                     Contractual      0.89%         February 12, 2010    June 30, 2012
      Class C Shares                     Contractual      1.64%         February 12, 2010    June 30, 2012
      Class R Shares                     Contractual      1.64%         February 12, 2010    June 30, 2012
      Class Y Shares                     Contractual      1.14%         February 12, 2010    June 30, 2012
      Institutional Class Shares         Contractual      0.64%         February 12, 2010    June 30, 2012
                                         Contractual      0.64%         February 12, 2010    June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                           as of January 1, 2012

                                         CONTRACTUAL/    EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY    LIMITATION        CURRENT LIMIT          DATE
----                                     -----------   ----------      -----------------     ----------
Invesco Van Kampen Mid Cap Growth Fund
      Class A Shares                     Contractual      1.40%         February 12, 2010    June 30, 2012
      Class B Shares                     Contractual      2.15%         February 12, 2010    June 30, 2012
      Class C Shares                     Contractual      2.15%         February 12, 2010    June 30, 2012
      Class R Shares                     Contractual      1.65%         February 12, 2010    June 30, 2012
      Class Y Shares                     Contractual      1.15%         February 12, 2010    June 30, 2012
      Institutional Class Shares         Contractual      1.15%         February 12, 2010    June 30, 2012

Invesco Van Kampen Small Cap Value Fund
      Class A Shares                     Contractual      1.03%           May 23, 2011       June 30, 2012
      Class B Shares                     Contractual      1.40%(8)        May 23, 2011       June 30, 2012
      Class C Shares                     Contractual      1.78%           May 23, 2011       June 30, 2012
      Class Y Shares                     Contractual      0.78%           May 23, 2011       June 30, 2012


Van Kampen Value Opportunities Fund
      Class A Shares                     Contractual      1.41%         February 12, 2010    June 30, 2012
      Class B Shares                     Contractual      2.16%         February 12, 2010    June 30, 2012
      Class C Shares                     Contractual      2.16%         February 12, 2010    June 30, 2012
      Class R Shares                     Contractual      1.66%           May 23, 2011       June 30, 2012
      Class Y Shares                     Contractual      1.16%         February 12, 2010    June 30, 2012
      Institutional Class Shares         Contractual      1.16%           May 23, 2011       June 30, 2012

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                         CONTRACTUAL/    EXPENSE       EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY    LIMITATION        CURRENT LIMIT          DATE
----                                     -----------   ----------      -----------------     ----------
Invesco High Income
Municipal Fund
    Class A Shares                         Voluntary      0.85%          July 1, 2011            N/A9
    Class B Shares                         Voluntary      1.60%          July 1, 2011            N/A9
    Class C Shares                         Voluntary      1.60%          July 1, 2011            N/A9
    Class Y Shares                         Voluntary      0.60%          July 1, 2011            N/A9
Institutional                              Voluntary      0.60%          July 1, 2011            N/A9

Invesco Van Kampen High
Yield Municipal Fund
   Class A Shares                        Contractual      0.87%        February 12, 2010     June 30, 2012
   Class B Shares                        Contractual      1.62%        February 12, 2010     June 30, 2012
   Class C Shares                        Contractual      1.62%        February 12, 2010     June 30, 2012
   Class Y Shares                        Contractual      0.62%        February 12, 2010     June 30, 2012

Invesco Van Kampen
Intermediate Term
Municipal Income Fund
   Class A Shares                        Contractual      0.75%          June 6, 2011        June 30, 2013
   Class B Shares                        Contractual      1.50%          June 6, 2011        June 30, 2013
   Class C Shares                        Contractual      1.50%          June 6, 2011        June 30, 2013
   Class Y Shares                        Contractual      0.50%          June 6, 2011        June 30, 2013
Invesco Van
Kampen Municipal
Income Fund
   Class A Shares                        Contractual      0.83%          June 6, 2011        June 30, 2013
   Class B Shares                        Contractual      1.58%          June 6, 2011        June 30, 2013
   Class C Shares                        Contractual      1.58%          June 6, 2011        June 30, 2013
   Class Y Shares                        Contractual      0.58%          June 6, 2011        June 30, 2013
Invesco Van
Kampen New York Tax
Free Income Fund
   Class A Shares                        Contractual      0.78%        February 12, 2010     June 30, 2012
   Class B Shares                        Contractual      1.53%        February 12, 2010     June 30, 2012
   Class C Shares                        Contractual      1.53%        February 12, 2010     June 30, 2012
   Class Y Shares                        Contractual      0.53%        February 12, 2010     June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                           as of January 1, 2012

1 The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

2 Following the reorganization with Van Kampen 2020 Retirement Strategy and Van Kampen 2025 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.41%, 1.16%, 0.66% and 0.16% for Class A5, C5, R5 and Y, respectively.

3 Following the reorganization with Van Kampen 30 Retirement Strategy and Van Kampen 2035 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.29%, 1.04%, 0.54% and 0.04% for Class A5, C5, R5 and Y, respectively.

4 Following the reorganization with Van Kampen 2040 Retirement Strategy and Van Kampen 2045 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.28%, 1.03%, 0.53% and 0.03% for Class A5, C5, R5 and Y, respectively.

5 Following the reorganization with Van Kampen 50 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.26%, 1.01%, 0.51% and 0.01% for Class A5, C5, R5 and Y, respectively.

6 Following the reorganization with Van Kampen In Retirement, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.47%, 1.22%, 0.72% and 0.22% for Class A5, C5, R5 and Y, respectively.

7 Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.

8 The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

9 Invesco may establish, amend or terminate voluntary waivers at any time in its sole discretion after consultation with the Trust.

10 Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.

11 Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund II, Ltd.

                                                           as of January 1, 2012

               EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS(1),(2)

                          SHORT-TERM INVESTMENTS TRUST

                                     CONTRACTUAL/      EXPENSE      EFFECTIVE DATE OF       EXPIRATION
FUND                                  VOLUNTARY      LIMITATION       CURRENT LIMIT            DATE
---------------------------------    ------------    -----------    -----------------    -----------------

Government & Agency Portfolio
Cash Management Class
Corporate Class                      Contractual         0.22%(2)     July 1, 2009         December 31, 2012
Institutional Class                  Contractual           0.17%      July 1, 2009         December 31, 2012
Personal Investment Class            Contractual           0.14%      July 1, 2009         December 31, 2012
Private Investment Class             Contractual         0.69%(2)     July 1, 2009         December 31, 2012
Reserve Class                        Contractual         0.44%(2)     July 1, 2009         December 31, 2012
Resource Class                       Contractual         1.01%(2)     July 1, 2009         December 31, 2012
                                     Contractual         0.30%(2)     July 1, 2009         December 31, 2012
Government TaxAdvantage Portfolio
Cash Management Class
Corporate Class                      Contractual         0.22%(2)     July 1, 2009         December 31, 2012
Institutional Class                  Contractual           0.17%      July 1, 2009         December 31, 2012
Personal Investment Class            Contractual           0.14%      July 1, 2009         December 31, 2012
Private Investment Class             Contractual         0.69%(2)     July 1, 2009         December 31, 2012
Reserve Class                        Contractual         0.39%(2)     July 1, 2009         December 31, 2012
Resource Class                       Contractual         1.01%(2)     July 1, 2009         December 31, 2012
                                     Contractual         0.30%(2)     July 1, 2009         December 31, 2012
Liquid Assets Portfolio
Cash Management Class
Corporate Class                      Contractual         0.22%(2)     July 1, 2009         December 31, 2012
Institutional Class                  Contractual           0.17%      July 1, 2009         December 31, 2012
Personal Investment Class            Contractual           0.14%      July 1, 2009         December 31, 2012
Private Investment Class             Contractual         0.69%(2)     July 1, 2009         December 31, 2012
Reserve Class                        Contractual         0.44%(2)     July 1, 2009         December 31, 2012
Resource Class                       Contractual         1.01%(2)     July 1, 2009         December 31, 2012
                                     Contractual           0.34%      July 1, 2009         December 31, 2012
STIC Prime Portfolio
Cash Management Class
Corporate Class                      Contractual         0.22%(2)     July 1, 2009         December 31, 2012
Institutional Class                  Contractual           0.17%      July 1, 2009         December 31, 2012
Personal Investment Class            Contractual           0.14%      July 1, 2009         December 31, 2012
Private Investment Class             Contractual         0.69%(2)     July 1, 2009         December 31, 2012
Reserve Class                        Contractual         0.44%(2)     July 1, 2009         December 31, 2012
Resource Class                       Contractual         1.01%(2)     July 1, 2009         December 31, 2012
                                     Contractual         0.30%(2)     July 1, 2009         December 31, 2012
Tax-Free Cash Reserve Portfolio(3)
Cash Management Class
Corporate Class                      Contractual         0.33%(2)     July 1, 2009         December 31, 2012
Institutional Class                  Contractual           0.28%      July 1, 2009         December 31, 2012
Personal Investment Class            Contractual           0.25%      July 1, 2009         December 31, 2012
Private Investment Class             Contractual         0.80%(2)     July 1, 2009         December 31, 2012
Reserve Class                        Contractual         0.50%(2)     July 1, 2009         December 31, 2012
Resource Class                       Contractual         1.12%(2)     July 1, 2009         December 31, 2012
                                     Contractual         0.41%(2)     July 1, 2009         December 31, 2012
Treasury Portfolio
Cash Management Class                Contractual         0.22%(2)     July 1, 2009         December 31, 2012
Corporate Class                      Contractual           0.17%      July 1, 2009         December 31, 2012
Institutional Class                  Contractual           0.14%      July 1, 2009         December 31, 2012
Personal Investment Class            Contractual         0.69%(2)     July 1, 2009         December 31, 2012
Private Investment Class             Contractual         0.44%(2)     July 1, 2009         December 31, 2012
Reserve Class                        Contractual         1.01%(2)     July 1, 2009         December 31, 2012
Resource Class                       Contractual         0.30%(2)     July 1, 2009         December 31, 2012

1 The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.

2 The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

3 The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                           as of January 1, 2012

                     EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                                                CONTRACTUAL/      EXPENSE      EFFECTIVE DATE OF       EXPIRATION
FUND                                                             VOLUNTARY      LIMITATION       CURRENT LIMIT            DATE
------------------------------------------------------------    ------------    -----------    ------------------    --------------
Invesco V.I. Balanced-Risk Allocation Fund(1)

Series I Shares                                                 Contractual        0.62%        January 1, 2012       June 30, 2013
Series II Shares                                                Contractual        0.87%        January 1, 2012       June 30, 2013

Invesco V.I. Basic Value Fund
Series I Shares                                                 Contractual        1.30%        January 1, 2005      April 30, 2013
Series II Shares                                                Contractual        1.45%        January 1, 2005      April 30, 2013

Invesco V.I. Capital Appreciation Fund
Series I Shares                                                 Contractual        1.30%        January 1, 2005      April 30, 2013
Series II Shares                                                Contractual        1.45%        January 1, 2005      April 30, 2013

Invesco V.I. Capital Development Fund
Series I Shares                                                 Contractual        1.30%        January 1, 2005       June 30, 2012
Series II Shares                                                Contractual        1.45%        January 1, 2005       June 30, 2012
Invesco V.I. Core Equity Fund
Series I Shares                                                 Contractual        1.30%        January 1, 2005      April 30, 2013
Series II Shares                                                Contractual        1.45%        January 1, 2005      April 30, 2013

Invesco V.I. Diversified Income Fund
Series I Shares                                                 Contractual        0.75%         July 1, 2005        April 30, 2013

Series II Shares                                                Contractual        1.00%         July 1, 2005        April 30, 2013

Invesco V.I. Dividend Growth Fund
Series I Shares                                                 Contractual        0.77%         July 1, 2012        April 30, 2013
Series II Shares                                                Contractual        1.02%          July 1, 2012       April 30, 2013

Invesco V.I. Global Health Care Fund
Series I Shares                                                 Contractual        1.30%        April 30, 2004       April 30, 2013
Series II Shares                                                Contractual        1.45%        April 30, 2004       April 30, 2013

Invesco V.I. Global Real Estate Fund
Series I Shares                                                 Contractual        1.30%        April 30, 2004       April 30, 2013

Series II Shares                                                Contractual        1.45%        April 30, 2004       April 30, 2013


Invesco V.I. Government Securities Fund
Series I Shares                                                 Contractual        0.70%         July 1, 2012        April 30, 2013
Series II Shares                                                Contractual        0.95%         July 1, 2012        April 30, 2013

1 Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                           as of January 1, 2012

                                                                CONTRACTUAL/      EXPENSE      EFFECTIVE DATE OF       EXPIRATION
FUND                                                             VOLUNTARY      LIMITATION       CURRENT LIMIT            DATE
------------------------------------------------------------    ------------    -----------    ------------------    --------------
Invesco V.I. High Yield Fund
Series II Shares                                                Contractual        0.80%         May 2, 2011          June 30, 2013
Series II Shares                                                Contractual        1.05%         May 2, 2011          June 30, 2013

Invesco V.I. High Yield Securities Fund
Series I Shares                                                 Contractual        1.75%       February 12, 2010      June 30, 2012
Series II Shares                                                Contractual        2.00%       February 12, 2010      June 30, 2012

Invesco V.I. International Growth Fund
Series I Shares                                                 Contractual        1.11%          May 2, 2011         June 30, 2012
Series II Shares                                                Contractual        1.36%          May 2, 2011         June 30, 2012

Invesco V.I. Leisure Fund
Series I Shares                                                 Contractual        1.01%         April 30, 2004      April 30, 2013
Series II Shares                                                Contractual        1.26%         April 30, 2004      April 30, 2013

Invesco V.I. Mid Cap Core Equity Fund
Series I Shares                                                 Contractual        1.30%       September 10, 2001    April 30, 2013
Series II Shares                                                Contractual        1.45%       September 10, 2001    April 30, 2013

Invesco V.I. Money Market Fund
Series I Shares                                                 Contractual        1.30%        January 1, 2005      April 30, 2013
Series II Shares                                                Contractual        1.45%        January 1, 2005      April 30, 2013

Invesco V.I. S&P 500 Index Fund
Series I Shares                                                 Contractual        0.28%       February 12, 2010      June 30, 2012
Series II Shares                                                Contractual        0.53%       February 12, 2010      June 30, 2012

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund
Series I Shares                                                 Contractual        0.37%       February 12, 2010      June 30, 2012
Series II Shares                                                Contractual        0.62%       February 12, 2010      June 30, 2012

Invesco V.I. Small Cap Equity Fund
Series I Shares                                                 Contractual        1.15%          July 1, 2005       April 30, 2013
Series II Shares                                                Contractual        1.40%          July 1, 2005       April 30, 2013

Invesco V.I. Technology Fund
Series I Shares                                                 Contractual        1.30%         April 30, 2004      April 30, 2013
Series II Shares                                                Contractual        1.45%         April 30, 2004      April 30, 2013

Invesco V.I. Utilities Fund
Series I Shares                                                 Contractual        0.93%       September 23, 2005    April 30, 2012
Series II Shares                                                Contractual        1.18%       September 23, 2005    April 30, 2012

Invesco Van Kampen V.I. Capital Growth Fund
Series I Shares                                                 Contractual        0.94%          July 1, 2012       April 30, 2013

                                                           as of January 1, 2012

                                                                CONTRACTUAL/      EXPENSE      EFFECTIVE DATE OF       EXPIRATION
FUND                                                             VOLUNTARY      LIMITATION       CURRENT LIMIT            DATE
------------------------------------------------------------    ------------    -----------    ------------------    --------------
Series II Shares                                                Contractual        1.19%          July 1, 2012       April 30, 2013

Invesco Van Kampen V.I. Comstock Fund
Series I Shares                                                 Contractual        0.72%          July 1, 2012       April 30, 2013
Series II Shares                                                Contractual        0.97%          July 1, 2012       April 30, 2013

Invesco Van Kampen V.I. Equity and Income Fund
Series I Shares                                                 Contractual        0.70%       February 12, 2010      June 30, 2012
Series II Shares                                                Contractual        0.75%(2)    February 12, 2010      June 30, 2012

Invesco Van Kampen V.I. Global Value Equity Fund
Series I Shares                                                 Contractual        0.94%          May 2, 2011         June 30, 2012
Series II Shares                                                Contractual        1.19%          May 2, 2011         June 30, 2012

Invesco Van Kampen V.I. Growth and Income Fund
Series I Shares                                                 Contractual        0.72%          July 1, 2012       April 30, 2013
Series II Shares                                                Contractual        0.97%          July 1, 2012       April 30, 2013

Invesco Van Kampen V.I. Mid Cap Growth Fund
Series I Shares                                                 Contractual        1.01%       February 12, 2010      June 30, 2012
Series II Shares                                                Contractual        1.26%       February 12, 2010      June 30, 2012

Invesco Van Kampen V.I. Mid Cap Value Fund
Series I Shares                                                 Contractual        1.18%       February 12, 2010      June 30, 2012
Series II Shares                                                Contractual        1.28%(2)    February 12, 2010      June 30, 2012


2 The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

                                                           as of January 1, 2012

                        EXHIBIT "D" - CLOSED-END FUNDS(1)

               INVESCO CALIFORNIA INSURED MUNICIPAL INCOME TRUST

                                                     CONTRACTUAL/      EXPENSE      EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY      LIMITATION       CURRENT LIMIT         DATE
------                                               ------------    -----------    -----------------    ----------
Invesco California Insured Municipal Income Trust    Contractual           0.67%    June 1, 2010         June 30, 2012

                INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES

                                                     CONTRACTUAL/      EXPENSE      EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY      LIMITATION       CURRENT LIMIT         DATE
------                                               ------------    -----------    -----------------    ----------
Invesco California Quality Municipal Securities      Contractual     0.70%          June 1, 2010         June 30, 2012

                   INVESCO HIGH YIELD INVESTMENTS FUND, INC.

                                                     CONTRACTUAL/      EXPENSE      EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY      LIMITATION       CURRENT LIMIT         DATE
------                                               ------------    -----------    -----------------    ----------
Invesco High Yield Investments Fund, Inc.            Contractual           0.98%    June 1, 2010         June 30, 2012

                INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES

                                                     CONTRACTUAL/      EXPENSE      EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY      LIMITATION       CURRENT LIMIT         DATE
------                                               ------------    -----------    -----------------    ----------
Invesco Insured California Municipal Securities      Contractual           0.70%    June 1, 2010         June 30, 2012

                      INVESCO INSURED MUNICIPAL BOND TRUST

                                                     CONTRACTUAL/      EXPENSE      EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY      LIMITATION       CURRENT LIMIT         DATE
------                                               ------------    -----------    -----------------    ----------
Invesco Insured Municipal Bond Trust                 Contractual           1.00%    June 1, 2010         June 30, 2012

                     INVESCO INSURED MUNICIPAL INCOME TRUST

                                                     CONTRACTUAL/      EXPENSE      EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY      LIMITATION       CURRENT LIMIT         DATE
------                                               ------------    -----------    -----------------    ----------
Invesco Insured Municipal Income Trust               Contractual           0.64%    June 1, 2010         June 30, 2012

                      INVESCO INSURED MUNICIPAL SECURITIES

                                                     CONTRACTUAL/      EXPENSE      EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY      LIMITATION       CURRENT LIMIT         DATE
------                                               ------------    -----------    -----------------    ----------
Invesco Insured Municipal Securities                 Contractual           0.54%    June 1, 2010         June 30, 2012

                                                           as of January 1, 2012

                        INVESCO INSURED MUNICIPAL TRUST

                                                     CONTRACTUAL/      EXPENSE      EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY      LIMITATION       CURRENT LIMIT         DATE
-------                                              ------------    -----------    -----------------    ----------
Invesco Insured Municipal Trust                      Contractual           0.66%    June 1, 2010         June 30, 2012

                  INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                                     CONTRACTUAL/      EXPENSE      EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY      LIMITATION       CURRENT LIMIT         DATE
-------                                              ------------    -----------    -----------------    ----------
Invesco Municipal Income Opportunities Trust         Contractual           0.73%    June 1, 2010         June 30, 2012

                INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II

                                                     CONTRACTUAL/      EXPENSE      EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY      LIMITATION       CURRENT LIMIT         DATE
-------                                              ------------    -----------    -----------------    ----------
Invesco Municipal Income Opportunities Trust II      Contractual           0.73%    June 1, 2010         June 30, 2012

                INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III

                                                     CONTRACTUAL/      EXPENSE      EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY      LIMITATION       CURRENT LIMIT         DATE
-------                                              ------------    -----------    -----------------    ----------
Invesco Municipal Income Opportunities Trust III     Contractual           0.84%    June 1, 2010         June 30, 2012

                     INVESCO MUNICIPAL PREMIUM INCOME TRUST

                                                     CONTRACTUAL/      EXPENSE      EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY      LIMITATION       CURRENT LIMIT         DATE
-------                                              ------------    -----------    -----------------    ----------
Invesco Municipal Premium Income Trust               Contractual           1.03%    June 1, 2010         June 30, 2012

                 INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES

                                                     CONTRACTUAL/      EXPENSE      EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY      LIMITATION       CURRENT LIMIT         DATE
-------                                              ------------    -----------    -----------------    ----------
Invesco New York Quality Municipal Securities        Contractual           0.80%    June 1, 2010         June 30, 2012


                           INVESCO PRIME INCOME TRUST

                                                     CONTRACTUAL/      EXPENSE      EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY      LIMITATION       CURRENT LIMIT         DATE
-------                                              ------------    -----------    -----------------    ----------
Invesco Prime Income Trust                           Contractual           1.32%    June 1, 2010         June 30, 2012

                                                           as of January 1, 2012

                     INVESCO QUALITY MUNICIPAL INCOME TRUST

                                                     CONTRACTUAL/      EXPENSE      EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY      LIMITATION       CURRENT LIMIT         DATE
-------                                              ------------    -----------    -----------------    ----------
Invesco Quality Municipal Income Trust               Contractual           0.70%    June 1, 2010         June 30, 2012

                   INVESCO QUALITY MUNICIPAL INVESTMENT TRUST

                                                     CONTRACTUAL/      EXPENSE      EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY      LIMITATION       CURRENT LIMIT         DATE
-------                                              ------------    -----------    -----------------    ----------
Invesco Quality Municipal Investment Trust           Contractual           0.70%    June 1, 2010         June 30, 2012


                      INVESCO QUALITY MUNICIPAL SECURITIES

                                                     CONTRACTUAL/      EXPENSE      EFFECTIVE DATE OF    EXPIRATION
FUND                                                  VOLUNTARY      LIMITATION       CURRENT LIMIT         DATE
-------                                              ------------    -----------    -----------------    ----------
Invesco Quality Municipal Securities                 Contractual           0.66%    June 1, 2010         June 30, 2012

1 The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.